UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL		60191
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Copies to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661

Tel.: (312) 902-5493

Fax: (312) 577-8858

Attn: Mark D. Wood, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 5, 2011, Power Solutions International, Inc. (f/k/a Format, Inc.) (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) its original Current Report on Form 8-K (the “Original Form 8-K”) to report certain events described in detail therein, including, among other things, (1) the completion of a reverse merger transaction (the “Reverse Merger”) on April 29, 2011 involving the Company and The W Group, Inc. (“The W Group”), as a result of which the Company has succeeded to the business of The W Group, and (2) the Company’s consummation of a private placement of shares of its Series A Convertible Preferred Stock and warrants to purchase shares of the Company’s common stock, from which the Company received $18.0 million in gross offering proceeds, before payment of commissions, fees and expenses.

The Company filed with the SEC, on May 16, 2011, Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”; the Original Form 8-K, as amended by Amendment No. 1, is referred to as the “Amended Form 8-K”) to include (1) disclosure under “Form 10 Disclosure – Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Original Form 8-K with respect to the results of operations for The W Group and its subsidiaries for the three months ended March 31, 2011; (2) updated disclosure regarding the Company’s exposure to market risk as of March 31, 2011 under “Form 10 Disclosure – Quantitative and Qualitative Disclosures About Market Risk”; (3) unaudited consolidated financial statements of The W Group as of March 31, 2011 and for the three months ended March 31, 2011 and 2010 (attached thereto as Exhibit 99.3); and (4) unaudited pro forma combined financial statements regarding the Company and The W Group as of, and for the three months ended, March 31, 2011 (attached thereto as Exhibit 99.4).

This Amendment No. 2 to the Amended Form 8-K (this “Amendment No. 2”) is being filed, in response to a comment from the SEC, solely to clarify the circumstances surrounding The W Group’s change in its independent auditors, and to include a new letter from Miller Cooper & Co., Ltd. to the SEC, dated May 20, 2011, indicating that it agrees with the Company’s statements with respect thereto. The letter from Miller Cooper & Co., Ltd. to the SEC dated May 20, 2011, attached as Exhibit 16.1 to this Amendment No. 2, replaces the letter from Miller Cooper & Co., Ltd. to the SEC dated April 29, 2011 filed as Exhibit 16.1 to the Original Form 8-K.

Except as described above and set forth herein, no modifications have been made to information contained in the Amended Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Amended Form 8-K. Accordingly, this Amendment No. 2 should be read in conjunction with the Amended Form 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The W Group, Inc.

On or about August 1, 2010, as a result of Miller Cooper & Co., Ltd. (“Miller Cooper”) not being registered with the Public Company Accounting Oversight Board and, accordingly, the inability of Miller Cooper to serve as independent auditors of our financial statements following the Reverse Merger as required by applicable federal securities laws, Miller Cooper resigned as The W Group’s independent auditors and The W Group accepted Miller Cooper’s resignation. On such date, The W Group’s Board of Directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) as The W Group’s independent auditors in connection with the Reverse Merger. The approval of the engagement of Deloitte followed The W Group’s Board of Directors’ review of the qualifications of Deloitte and other potential candidates, given The W Group’s intention to engage in the Reverse Merger and related transactions.

Miller Cooper’s audit reports on The W Group’s consolidated financial statements for each of the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008 and the subsequent interim period through July 31, 2010, there were no disagreements with Miller Cooper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Miller Cooper’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on The W Group’s financial statements for such years.

During the years ended December 31, 2009 and 2008 and the subsequent interim period through July 31, 2010, there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K.

The W Group has provided Miller Cooper with a copy of the foregoing statements. Attached as Exhibit 16.1 to this Amendment No. 2 is a copy of Miller Cooper’s letter dated May 20, 2011 indicating that it agrees with such statements.

During the years ended December 31, 2009 and 2008 and through August 1, 2010, the date of Deloitte’s engagement as The W Group’s independent auditors, The W Group had not consulted with Deloitte with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on The W Group’s financial statements, any matter that was the subject of a disagreement with Miller Cooper or any “reportable event.”

Power Solutions International, Inc. (f/k/a Format, Inc.)

On April 29, 2011, Jonathon P. Reuben, CPA, an Accountancy Corporation (“Reuben”), was dismissed as the Company’s independent auditors in light of the Reverse Merger. As of April 29, 2011, the Company’s Board of Directors also approved the engagement of Deloitte as the Company’s independent auditors for the year ended December 31, 2011. The approval of the engagement of Deloitte followed the review by the Company’s Board of Directors of the qualifications of Deloitte and consideration that the historical financial statements of the Company will be the financial statements of The W Group, including the financial statements audited by Deloitte, and that going forward the operating business of the Company will be the operating business of The W Group.

Reuben’s audit reports on the Company’s consolidated financial statements for each of the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports of Reuben on the Company’s financial statements for each of the years ended December 31, 2010 and 2009 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and 2009 and the subsequent interim period through April 29, 2011, there were no disagreements with Reuben on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Reuben’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s financial statements for such years.

During the years ended December 31, 2010 and 2009 and the subsequent interim period through April 29, 2011, there were no “reportable events” as defined in Item 304 (a)(1)(v) of Regulation S-K.

The Company has provided Reuben with a copy of the foregoing statements. Attached as Exhibit 16.2 to the Original Form 8-K is a copy of Reuben’s letter dated May 5, 2011 indicating that it agrees with such statements.

During the years ended December 31, 2010 and 2009 and through April 29, 2011, the date of Deloitte’s engagement as the Company’s independent auditors, the Company had not consulted with Deloitte with respect to the application of accounting principles as to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, any matter that was the subject of a disagreement with Reuben or any “reportable event.”

Exhibit Number	Exhibit Description

16.1	Letter from Miller Cooper & Co., Ltd. to the Securities and Exchange Commission dated May 20, 2011.

16.2	Letter from Jonathon P. Reuben, CPA, to the Securities and Exchange Commission dated May 5, 2011 (incorporated by reference from Exhibit 16.2 to the Company’s Current Report on Form 8-K filed May 5, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: May 20, 2011	By:	/s/ Thomas J. Somodi
		Name:	Thomas J. Somodi
		Title:	Chief Operating Officer and Chief Financial Officer